NEW YORK — February 27, 2023 — Blackstone Secured Lending Fund (NYSE: BXSL, or the “Company”) today reported its fourth quarter and full year 2022 results.   Brad Marshall, Co-Chief Executive Officer of Blackstone Secured Lending Fund, said, “BXSL reported record quarterly results including strong credit performance, growth in net asset value, and rising investment income. In response to its outstanding performance, the Company announced a 17% increase to its quarterly dividend to $0.70 per share, which represents an annualized yield of 10.8% on fourth quarter net asset value. This is the third time in the last year and a half that BXSL has raised its regular dividend, due to material growth in investment income and solid credit performance from its portfolio of predominantly first lien senior secured loans.” In keeping with its focus on shareholder alignment, the BXSL board of trustees has approved a discretionary share repurchase plan, under which BXSL may repurchase up to $250 million in the aggregate of its outstanding common shares in the open market at below its net asset value per share. Blackstone Secured Lending Fund issued a full detailed presentation of its fourth quarter and full year 2022 results, which can be viewed at www.bxsl.com. Dividend Declaration The Company’s Board of Trustees has declared a first quarter 2023 dividend of $0.70 per share to shareholders of record as of March 31, 2023, payable on or around April 27, 2023. Quarterly Investor Call Details Blackstone Secured Lending Fund will host its conference call today at 9:30 a.m. ET to discuss results. To register for the webcast, please use the following link: https://event.webcasts.com/starthere.jsp?ei=1595470&tp_key=3dbe885469 Blackstone Secured Lending Fund 345 Park Avenue New York, NY 10154 T 212 583 5000 Blackstone Secured Lending Fund Reports Fourth Quarter and Full Year 2022 Results Exhibit 99.1

Investors Michael Needham Blackstoneshareholderrelations@blackstone.com +1 888-756-8443 2 For those unable to listen to the live broadcast, there will be a webcast replay on the Shareholders section of BXSL’s website at https://ir.bxsl.com. Media Mariel Seidman-Gati Mariel.seidmangati@blackstone.com +1 917-698-1674 About Blackstone Secured Lending Fund Blackstone Secured Lending Fund (NYSE:BXSL) is a specialty finance company that invests primarily in the debt of private US companies. As of December 31, 2022, BXSL’s fair value of investments was $9.6 billion. BXSL has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. BXSL is externally managed by Blackstone Credit BDC Advisors LLC, an SEC-registered investment adviser that is an affiliate of Blackstone Inc. Blackstone Inc., together with its subsidiaries, is the world’s largest alternative investment firm with $975 billion of assets under management as of December 31, 2022. Forward-Looking Statements and Other Matters Certain information contained in this communication constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BXSL’s financial estimates and their underlying assumptions, statements about plans, statements regarding pending transactions, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward‐looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BXSL believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL’s prospectus and other filings). Except as otherwise required by federal securities laws, BXSL undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Contacts

BXSL – Quarter Ended December 31, 2021 Blackstone Secured Lending Fund Fourth Quarter 2022 Results February 27, 2023 This presentation should be read in conjunction with BXSL’s latest annual report filed on Form 10-K for the period ended December 31, 2022. Numbers are approximate and may not add up due to rounding.

4 BXSL Highlights Powerful earnings expansion as ~98% of portfolio benefits from higher interest rates. Net investment income of $0.90 per share in the quarter, up 13% from the prior quarter Portfolio is well-positioned with investments in companies with solid fundamentals and no loans on non-accrual. BXSL is designed to protect capital in challenging times with a senior secured focus Earnings Momentum Capital Protection Dividend Growth Consistent, disciplined focus on low-leverage loans to strong sponsors +$0.06 Additional NII benefit at 12/31 rates (2) 14.0% 4Q’22 annualized NII return(1) 10.8% 1Q’23 dividend yield based on NAV(3) $0.70 1Q’23 dividend declared, up from $0.60 98% Senior secured 47.5% Loan-to-value(5) Increased dividend supported by strong earnings momentum Senior lending positions further insulated by strong sponsor relationships Asset-liability profile positively correlated to rising rates Note: The information in this deck is as of December 31, 2022, unless otherwise stated. Opinions expressed reflect the current opinions of BXSL as of the date appearing in the materials only and are based on BXSL’s opinions of the current market environment, which is subject to change. BXSL’s manager is a subsidiary of Blackstone. Annualized net investment income return is calculated as the net investment income per share divided by NAV per share at the beginning of the period. Reflects the estimated impact to net investment income (which is net of incentive fees and other expenses) for the quarter ending December 31, 2022 at interest rate levels as of December 31, 2022. Fourth quarter 2022 NII included an estimated $0.02 per share benefit from the reversal of capital gains incentive fees. This estimate assumes no other change in credit spreads, portfolio composition, or asset performance. Actual net investment income is also influenced by the timing and frequency of base rate resets throughout the quarter and the variety of reference rates represented in the portfolio other than LIBOR. We cannot assure shareholders that a significant change in market interest rates will not have a material adverse effect on our net investment BXSL’s 1Q’23 dividend yield is calculated as the annualized amount of the dividend declared per share of $0.70 divided by NAV per share on December 31, 2022 of $25.93. Dividend coverage is calculated as 4Q’22 net investment income per share of $0.90 divided by 4Q’22 regular dividend per share of $0.60. Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available information. +13% Quarter over quarter NII per share 150% 4Q’22 Dividend Coverage(4) 0% Non-accrual debt investments

Portfolio and Investment Activity Weighted average yield on debt investments at fair value of 10.7% at quarter-end, up from 9.1% as of prior quarter-end Fourth quarter net investment income would have been approximately 7% higher, or approximately an additional $0.06 per share, if the average base rate would have been at the December 31st level for the entire quarter(2) New investment commitments in the quarter of $177 million at par Proceeds from sales and repayments of $219 million in the quarter Earnings Summary Net investment income of $144 million, or $0.90 per share in the quarter, up 13% from $0.80 in the prior quarter, and up 34% year-over-year Net income of $122 million, or $0.76 per share in the quarter, up 31% from $0.58 in the prior quarter Net asset value of $4.2 billion, or $25.93 per share at quarter-end Total return of 10.1% annualized inception to date and 3.0% for the quarter(1) Declared 17% dividend increase to $0.70 per share beginning in the first quarter of 2023 Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share. Reflects the estimated impact to net investment income (which is net of incentive fees and other expenses) for the quarter ending December 31, 2022 at interest rate levels as of December 31, 2022. Fourth quarter 2022 NII included an estimated $0.02 per share benefit from the reversal of capital gains incentive fees. This estimate assumes no other change in credit spreads, portfolio composition, or asset performance. Actual net investment income is also influenced by the timing and frequency of base rate resets throughout the quarter and the variety of reference rates represented in the portfolio other than LIBOR. We cannot assure shareholders that a significant change in market interest rates will not have a material adverse effect on our net investment income. Please reference our interest rate risk in our 10-K for more information. In February 2023, our Board authorized a discretionary share repurchase plan, under which we may repurchase up to $250 million in the aggregate of our outstanding common shares in the open market at prices below our NAV per share for a one-year term, in accordance with the guidelines specified in Rule 10b-18 of the Exchange Act (the “Company 10b-18 Plan”). Average debt to equity leverage ratio has been calculated using the average daily borrowings during the quarter divided by average net assets. Fourth quarter Results 5 Liquidity Update $1.1 billion of liquidity in cash and undrawn debt (subject to borrowing base capacity) Repurchased $47 million of shares at an average price of $23.67 during the quarter, and our board authorized a new share repurchase program up to $250 million(3) Leverage at quarter-end of 1.34x and average leverage of 1.35x(4) 58% fixed rate, unsecured debt with a weighted average interest rate of 2.97% and a total cost of debt of 4.33% at a weighted average maturity of 3.7 years

Annualized net investment income return is calculated as the net investment income per share divided by NAV per share at the beginning of the period. Total debt outstanding is shown net of unamortized debt issuance costs. Average and ending leverage is calculated using principal amounts outstanding. Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented. BXSL Fourth quarter 2022 selected financial highlights ($ in millions, unless otherwise noted) Notes on page 19 6

7 Material growth in net investment income Based on fair value as of December 31, 2022. Reflects the estimated impact to net investment income (which is net of incentive fees and other expenses) for the quarter ending December 31, 2022 at interest rate levels as of December 31, 2022. The fourth quarter NII included an estimated $0.02 per share benefit from the reversal of capital gains incentive fees. This estimate assumes no other change in credit spreads, portfolio composition, or asset performance. Actual net investment income is also influenced by the timing and frequency of base rate resets throughout the quarter and the variety of reference rates represented in the portfolio other than LIBOR. We cannot assure shareholders that a significant change in market interest rates will not have a material adverse effect on our net investment income. Please reference our interest rate risk in our 10-K for more information. 3M LIBOR as of December 31, 2022. 3M LIBOR as of February 23, 2023. Net Investment Income per Share Net investment income growth driven by higher base rates benefitting portfolio yields; debt investments yielded 10.7% on average in the quarter(1), up from 9.1% in the prior quarter Net investment income increased to $0.90 from $0.80 in the prior quarter and would have been $0.96 if December 31st base rates were in effect for the entire quarter(2) (3)

BXSL Portfolio Characteristics Portfolio Predominantly First Lien Debt(1) $9.6B investments at fair value 176 portfolio companies 0% non-accrual debt investments(1) 99.9% of total debt investments are floating rate(1) 97.9% of investments in first lien, senior secured debt(1) 47.5% average loan to value (LTV)(2)(3) Based on the fair market value of the portfolio as of 12/31/22. Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available information. Includes all private debt investments for which fair value is determined by the Board of Trustees in conjunction with a third-party valuation firm and excludes quoted assets. Amounts are weighted on fair market value of each respective investment. Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by BXSL, and may reflect a normalized or adjusted amount. Accordingly, BXSL makes no representation or warranty in respect of this information. Private debt investments represent approximately 96% of the total debt portfolio based on fair value. EBITDA is a non-GAAP financial measure. For a particular portfolio company, EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation and amortization. Portfolio Company Weighted Average Revenue, EBITDA and LTV(%)(3) ($ in millions, unless otherwise noted) 8

BXSL Portfolio Construction Portfolio is well-diversified across industries with no issuer accounting for more than 4% of the portfolio Broad industry representation with largest exposures in software, health care providers & services, and professional services Top Ten Portfolio Companies(1,2) (as of December 31, 2022) Top Ten Industries(1,3) (as of December 31, 2022) 9 Amount may not sum due to rounding Based on fair market value. 176 portfolio companies. 35 individual industries. ## ##### ##### ##### ## ## ## ## # ## BB BB BB BB BB BB BB BB BB BB BB BB BB BB BB BB BB

PORTFOLIO COMPANY FUNDAMENTALS

- BXSL portfolio companies are generally larger, growing faster, and more profitable than the typical private credit borrower

~2x the Scale

LTM EBITDA


$78M
$167M
Private Credit Market (1)
BXSL

~2x the Growth

LTM EBITDA Growth Year-over-Year


9%
17%
Private Credit Market (2)
BXSL

~35% More Profitable

LTM EBITDA Margin


21%
28%
Private Credit Market (3)
BXSL

BXSL statistics as of December 31, 2022. Includes all private debt investments for which fair value is determined by BXSL's Board in conjunction with a third-party valuation firm and excludes quoted assets. BXSL amounts are weighted on fair market value of each respective investment. BXSL amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by BXSL, and may reflect a normalized or adjusted amount. Accordingly, BXSL makes no representation or warranty in respect of this information. EBITDA is a non-GAAP financial measure. For a particular portfolio company, EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation, and amortization. EBITDA growth year-over-year may reflect some inorganic growth due to mergers and acquisitions (M&A). Average EBITDA growth for BXSL excludes companies that grew over 100% year-over-year due to M&A.

(1) Market benchmark represented as average LTM EBITDA of issuer companies of loans in the Lincoln International Private Market Database as of 4Q'22. © 2023 Lincoln Partners Advisors LLC. All rights reserved. Third party use is at user's own risk.

(2) Market benchmark represented as median LTM EBITDA Growth year-over-year of issuer companies of loans in the Lincoln International Private Market Database as of 4Q'22. © 2023 Lincoln Partners Advisors LLC. All rights reserved. Third party use is at user's own risk.

(3) Market benchmark represented as average LTM EBITDA Margin of issuer companies of loans in the Lincoln International Private Market Database as of 4Q'22. © 2023 Lincoln Partners Advisors LLC. All rights reserved. Third party use is at user's own risk.

10

BXSL Dividend Coverage History Regular dividend well covered by net investment income with 4Q’22 dividend coverage ratio of 150%(1) $0.60 regular quarterly dividend raised to $0.70 as of 1Q’23, which represents the third dividend increase and 40% regular dividend growth since 3Q’21 Quarterly Dividends Per Share Dividend coverage is calculated as net investment income per share ($0.90) divided by regular dividend per share ($0.60). Quarterly dividend yield is calculated as regular quarterly dividend (annualized) per share divided by the ending NAV per share. Changes to Slide: Changed format to roadshow style - Added dividend yield Click icon to add SmartArt graphic

BXSL Summary of Operating Results Per share data is calculated based on weighted average shares outstanding, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions. ($ in millions, except share and per share data) 12 Prior Quarter Slide Reference: BXSL SUMMARY OF OPERATING RESULTS – COMPARATIVE Page 15 4Q'21 3Q'22 4Q'22 FY'21 FY'22 Investment Income Interest income $186.36699999999999 $213.24199999999999 $237.417 $610.50800000000004 $796.49865414830469 $24.175000000000011 Payment-in-kind interest income 4.9080000000000004 10.933 9.8970000000000002 8.1880000000000006 40.323607411695271 $-1.0359999999999996 Dividend income 0.219 0 3.399 0.219 9.3068535299999979 $3.399 Fee income 1 2.6160000000000001 0.20300000000000001 5.7850000000000001 4.1619281500000005 $-2.4130000000000003 Total investment income $192.49399999999997 $226.791 $250.916 $624.70000000000005 $850.29104324000002 $24.125 Operating Expenses $0 Interest expense $39.415999999999997 $55.347000000000001 $62.847000000000001 $120.46899999999999 $203.57892978999999 $7.5 Management fees 22.006 25.385387079190632 24.793439773968746 62.400809523407617 101.70667496151876 $-0.59194730522188621 Income based incentive fees 22.07 26.114589926499999 28.902145077999997 67.271629450937496 97.155173315249996 $2.7875551514999977 Capital gains incentive fees 1.712 -5.43 -3.282435919999998 16.312000000000001 -11.882999999999999 $2.1475640800000018 Other operating expenses 2.23 3.33 4.3170000000000002 10.66 13.87893453 $0.9870000000000001 Total expenses $87.433999999999997 $104.74697700569062 $117.57714893196874 $277.11343897434512 $404.43671259676876 $12.830171926278112 Management fee waived -4.0999999999999996 -6.3463870791906301 -6.1983599439687467 -4.1948095234076117 -25.426674961518753 $0.14802713522188338 Incentive fee waived -2.2999999999999998 -3.7305899265 -4.1288778679999973 -2.3326294509375001 -13.879173315249998 $-0.39828794149999736 Expense support 0 0 0 0 0 $0 Recoupment of expense support 0 0 0 0 0 $0 Net expenses before excise tax 81.034000000000006 94.669999999999987 107.24991111999999 270.58600000000001 365.13086432 $12.579911120000006 Excise tax expense 0.5 0 0 2.4380000000000002 1.3862300000000001 $0 Total expenses after excise tax $81.534000000000006 $94.669999999999987 $107.24991111999999 273.024 366.51709432000001 $12.579911120000006 Net investment income $110.95999999999997 $132.12100000000001 $143.66608888000002 $351.67600000000004 $483.77394892000001 $11.545088880000009 Net Realized and Unrealized Gains (Losses) $0 Net realized gain (loss) -0.73899999999999999 34.387 0.29099999999999998 4.569 42.929724839999999 $-34.096000000000004 Net change in unrealized appreciation (depreciation) 12.15 -70.585999999999999 -22.173999999999999 104.178 -,122.14879406000001 $48.411999999999999 Net Realized and Unrealized Gains (losses) 11.411 -36.198999999999998 -21.882999999999999 108.747 -79.219069220000023 $14.315999999999999 Net increase (decrease) in net assets resulting from operations $122.37099999999997 $95.922000000000011 $121.78308888000002 $460.42300000000006 $404.55487970000001 $25.861088880000011 Per Share Data(1) Net investment income (basic and diluted) $0.66647705336558982 $0.79577847203532082 $0.89569990591415283 $2.4335771900370493 $2.9130260919041246 Earnings (loss) per share (basic and diluted) 0.73 0.5780004904461683 0.75926713024543524 3.1860947266795465 2.4360123222624193 Dividends declared per share (regular) 0.53 0.6 0.6 2.0300000000000002 2.2600000000000002 Dividends declared per share (special) 0 0.2 0 0 0.65 Weighted average shares outstanding (basic and diluted) ,165,921,691.43945107 ,165,031,736.80726963 ,160,393,322.596359 ,144,510,122.18956819 ,166,072,919.19372281 0.82373130219902557 0.76767658421940144 0.87524624594271072

BXSL Statements of Financial Condition ($ in millions, except per share data) 13 Prior Quarter Slide Reference: BXSL STATEMENTS OF FINANCIAL CONDITION Page 14 12/31/2021 44834 12/31/2022 Assets Investments at fair value $9,855.3790000000008 $9,672.116 $9,617.2479999999996 Cash and cash equivalents 102.879 131 131.27199999999999 Interest receivable 62.658999999999999 67.923000000000002 97.873999999999995 Deferred financing costs 13.552 14.488 13.332000000000001 Receivable for investments 142.87799999999999 40.045000000000002 49.268999999999998 Other assets 0.19500000000000001 0 0 Total Assets $10,177.542000000001 $9,925.5720000000001 $9,908.9950000000008 Liabilities & Net Assets Debt (net of unamortized debt issuance costs) $5,498.6329999999998 $5,512.7209999999995 $5,527.7150000000001 Payable for investments purchased 36.216999999999999 18.774999999999999 20.273 Due to affiliates 8.2479999999999993 24.966999999999999 10.808999999999999 Management fees payable 17.812000000000001 19.039000000000001 18.594999999999999 Income based incentive fee payable 19.809000000000001 22.384 24.773 Capital gains incentive fee payable 17.388999999999999 8.7880000000000003 5.5060000000000002 Interest payable 39.143999999999998 19.72 45.289000000000001 Distribution payable 89.715000000000003 129.983 96.218000000000004 Accrued expenses and other liabilities 3.0950000000000002 0.871 0.85099999999999998 Total Liabilities $5,730.619999999999 $5,757.2479999999987 $5,750.290000000005 Total Net Assets $4,447.4800000000014 $4,169 $4,158.9660000000003 Total Liabilities and Net Assets $10,177.542000000001 $9,925.5720000000001 $9,908.9950000000008 Net Asset Value per share $26.273841781539137 $25.759553979197261 $25.934724009921357

BXSL Funding Profile Funding Profile ($ in millions) 74% of assets funded by unsecured debt and equity 3.7 years to weighted average maturity Well structured, diversified capital structure with significant available liquidity Well positioned for current environment with 58% of liabilities unsecured, fixed rate at 2.97% and a low level of debt maturities over the next few years with only 6% of commitments maturing prior to 9/30/24 BXSL maintains its investment grade corporate credit ratings: Baa3/Stable from Moody’s, BBB-/Stable from S&P, and BBB-/Positive from Fitch(1) 4.3% weighted average cost of debt(2) $1.1B of liquidity provides material capacity to the business $6.6B of total committed debt capacity Available Cash Excess Borrowing Capacity Unsecured Notes (2.97% fixed) Asset Based Facilities (SOFR + 1.70% - 2.53%) Secured Revolver (SOFR + 1.75% (+10bps CSA)(3)) Equity As of December 31, 2022. Weighted average interest rate is calculated by annualizing interest expense (Includes unused fees and the accretion of original issue discount) divided by average ending outstanding debt for the quarter. Interest rate is SOFR + 1.75% up to +1.875% (+10bps CSA) depending on borrowing base availability at the time of borrowing. Total Debt: $5,563

Supplemental Details

BXSL Investment Activity Net funded investment activity of $(44) million in the quarter: New investment commitments of $177 million at par, and investment fundings of $175 million Proceeds from sales and repayments of $219 million Originations and Fundings ($ in millions) Investment Activity Summary ($ in millions, unless otherwise noted) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented. 16 Prior Quarter Slide Reference: BXSL INVESTMENT ACTIVITY Page 10 Portfolio Roll (in millions) 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 4Q'22 Investment commitments $1,220.4000000000001 $2,121.6 $2,440.1999999999998 $2,597 $334.2 $326 $271.96224432000002 $177.41954527999997 Investment commitments, at par $177.41954527999997 Investment fundings $1,098 $1,496.1 $1,846.5260000000001 $2,392 $277.7 $296 $235 $174.75372128999993 Investment fundings 174.75372128999993 Investments sold -69.997235250000003 Investments repaid -,148.55107794000006 Net funded investment activity $-43.794591900000128 Average new investment commitment $13 should we do this line differently? Number of new portfolio companies 7 new 7, sold 3. up 4 makes sense Weighted average yield of new investment commitments (1) 0.10258151023364812 Weighted average yield on investments fully sold or paid down (1) 8.1%

Net Asset value bridge The per share data was derived by using the weighted average shares outstanding during the period. The per share data for dividends was derived by using the actual shares outstanding as of each respective record date. (2) (1) Fourth Quarter 2022 Net Asset Value Bridge ($ per share) Q1 FY22 12/31/21 NAV Net investmentincome Regular dividendsdeclared Net realized and unrealized gain (loss) 3/31/22 NAV before special dividends Special dividends 3/31/22 NAV $26.270000000000003 $26.270000000000003 $26.35 $26.32 $26.38 $26.13 $26.126758313784507 $0.61 $0.53 $0.03 $0.25 $26.270000000000003 $0.61 $-0.53 $-0.03 $-0.25 $26.380000000000003 2.12 0.65 2.77 0.10544347164065475 2.2999999999999998 0.8 1.4999999999999998 Q2 FY22 3/31/22 NAV Net investmentincome Regular dividendsdeclared Net realized and unrealized gain (loss) 6/30/22 NAV before special dividends Special dividends 6/30/22 NAV $26.126758313784507 $26.126758313784507 $26.213772445283695 $26.092297665448012 $26.092297665448012 $25.892297665448012 $25.892297665448012 $0.61701413149919027 $0.53 $0.12147477983568426 $0.2 $26.126758313784507 $0.61701413149919027 $-0.53 $-0.12147477983568426 $-0.2 $26.335247225119378 2.12 0.65 2.77 0.10544347164065475 2.2999999999999998 0.8 1.4999999999999998

BXSL Summary of Operating Results – Comparative Per share data is calculated based on weighted average shares outstanding, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions. ($ in millions, except share and per share data) 18 Prior Quarter Slide Reference: BXSL SUMMARY OF OPERATING RESULTS – COMPARATIVE Page 15 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 FY'22 Investment Income Interest income $186.36699999999999 $170.98828269999998 $174.85499999999999 $213.24199999999999 $237.417 $796.49865414830469 $24.175000000000011 Payment-in-kind interest income 4.9080000000000004 8.6862831200000006 10.808 10.933 9.8970000000000002 40.323607411695271 $-1.0359999999999996 Dividend income 0.219 5.9082524800000007 0 0 3.399 9.3068535299999979 $3.399 Fee income 1 1.389376E-2 1.3280000000000001 2.6160000000000001 0.20300000000000001 4.1619281500000005 $-2.4130000000000003 Total investment income $192.49399999999997 $185.59671205999999 $186.99099999999999 $226.791 $250.916 $850.29104324000002 $24.125 Operating Expenses $0 Interest expense $39.415999999999997 $40.300893539999997 $45.084000000000003 $55.347000000000001 $62.847000000000001 $203.57892978999999 $7.5 Management fees 22.006 25.635999999999999 25.892016938359379 25.385387079190632 24.793439773968746 101.70667496151876 $-0.59194730522188621 Income based incentive fees 22.07 21.283999999999999 20.879783520749999 26.114589926499999 28.902145077999997 97.155173315249996 $2.7875551514999977 Capital gains incentive fees 1.712 0.68055874999999999 -3.851 -5.43 -3.282435919999998 -11.882999999999999 $2.1475640800000018 Other operating expenses 2.23 3.0559841000000003 3.1760000000000002 3.33 4.3170000000000002 13.87893453 $0.9870000000000001 Total expenses $87.433999999999997 $90.957436389999998 $91.180800459109378 $104.74697700569062 $117.57714893196874 $404.43671259676876 $12.830171926278112 Management fee waived -4.0999999999999996 -6.4089999999999998 -6.4730169383593799 -6.3463870791906301 -6.1983599439687467 -25.426674961518753 $0.14802713522188338 Incentive fee waived -2.2999999999999998 -3.04 -2.98278352075 -3.7305899265 -4.1288778679999973 -13.879173315249998 $-0.39828794149999736 Expense support 0 0 0 0 0 0 $0 Recoupment of expense support 0 0 0 0 0 0 $0 Net expenses before excise tax 81.034000000000006 81.508436389999986 81.724999999999994 94.669999999999987 107.24991111999999 365.13086432 $12.579911120000006 Excise tax expense 0.5 1.3862300000000001 0 0 0 1.3862300000000001 $0 Total expenses after excise tax $81.534000000000006 $82.894666389999983 $81.724999999999994 $94.669999999999987 $107.24991111999999 366.51709432000001 $12.579911120000006 Net investment income $110.95999999999997 $102.70204567 $105.26599999999999 $132.12100000000001 $143.66608888000002 $483.77394892000001 $11.545088880000009 Net Realized and Unrealized Gains (Losses) $0 Net realized gain (loss) -0.73899999999999999 5.9489999999999998 2.302 34.387 0.29099999999999998 42.929724839999999 $-34.096000000000004 Net change in unrealized appreciation (depreciation) 12.15 -1.4119999999999999 -27.977 -70.585999999999999 -22.173999999999999 -,122.14879406000001 $48.411999999999999 Net Realized and Unrealized Gains (losses) 11.411 4.5369999999999999 -25.675000000000001 -36.198999999999998 -21.882999999999999 -79.219069220000023 $14.315999999999999 Net increase (decrease) in net assets resulting from operations $122.37099999999997 $107.23904567000001 $79.590999999999994 $95.922000000000011 $121.78308888000002 $404.55487970000001 $25.861088880000011 Per Share Data(1) Net investment income (basic and diluted) $0.66647705336558982 $0.60629813192173854 $0.62 $0.79577847203532082 $0.89569990591415283 $2.9130260919041246 Earnings (loss) per share (basic and diluted) 0.73 0.63246807256149451 0.46976461117251611 0.5780004904461683 0.75926713024543524 2.4360123222624193 Dividends declared per share (regular) 0.53 0.53 0.53 0.6 0.6 2.2600000000000002 Dividends declared per share (special) 0 0.25 0.2 0.2 0 0.65 Weighted average shares outstanding (basic and diluted) ,165,921,691.43945107 ,169,556,923.115773 ,169,426,422.1451665 ,165,031,736.80726963 ,160,393,322.596359 ,166,072,919.19372281 0.82373130219902557 0.76767658421940144 0.87524624594271072

Selected Financial Highlights ($ in millions, except share and per share data) Annualized net investment income return is calculated as the total quarterly net investment income per share (annualized) divided by NAV per share at the beginning of the quarter. Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share. Inception-to-date return is annualized. Total debt outstanding is shown net of unamortized debt issuance costs. Average and ending leverage is calculated using principal amounts outstanding. Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at cost or fair value, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented. 19 Prior Quarter Slide Reference: SELECTED FINANCIAL HIGHLIGHTS Page 17 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 Operating results Net investment income $110.58299999999996 $103 $105.26600000000001 $132.27099999999999 $143.66428343000001 Net income 122.09399999999995 107 79.590999999999994 96.072000000000003 121.78137731 Net investment income per share 0.67 0.61 0.62 0.8 0.9 Net income per share 0.73499688287895293 0.63 0.46976461117251611 0.5780004904461683 0.75926713024543524 Regular dividends per share 0.53 0.53 0.53 0.6 0.6 Special dividends per share 0 0.25 0.2 0.2 0 Annualized net investment income return (1) 0.10248565965583174 9.3% 9.4% 0.12358887733127839 0.13972947392404403 Quarterly total return based on NAV (2) 2.5% 2.4% 1.9% 2.6% 2.9891304347826164 Portfolio activity New investment commitments, at par $2,597 $334.2 $326 $271.96224432000002 $177.41954527999997 New investment fundings 2,392 277.7 296 235 174.75372128999993 Investments sold and repaid -,788.12599999999998 -,133 -,214 -,608.43499999999995 -,218.59836920999967 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 Balance sheet Investments at fair value $9,855.3790000000008 $10,024 $10,084.902 $9,672.116 $9,617.2479999999996 Total debt outstanding (3) 5,498.6329999999998 5,637 5,788.1930000000002 5,512.7209999999995 5,527.7150000000001 Net asset value 4,447.4800000000014 4,434 4,355.730000000012 4,168.5090000000009 4,158.9660000000003 Net asset value per share 26.270000000000003 26.13 25.885473299619516 25.759553979197261 25.934724009921357 Ending debt-to-equity (3) 1.25x 1.28x 1.34 1.33x 1.34x Average debt-to-equity (3) 1.22x 1.25x 1.2999986445286633 1.34 1.35x % First lien 0.97629999999999995 0.97599999999999998 0.97594036785282223 0.97895188191382565 0.97948634033454796 Weighted average yield on debt and income producing investments, at fair value (4) 7.2% 7.2% 7.8% 9.1% 0.10727318431073647 Number of portfolio companies 148 152 163 172 176

BXSL funding sources Summary Note: Subject to borrowing base availability. Interest rate is SOFR + 1.70%, SOFR + 2.05% or SOFR + 2.30% per annum depending on the nature of the advances and underlying collateral. Interest rate is SOFR + 1.75% up to +1.875% (+10bps CSA) depending on borrowing base availability at the time of borrowing. Weighted average interest rate is calculated by annualizing interest expense (Includes unused fees and the accretion of original issue discount) divided by average ending outstanding debt for the quarter. ($ in millions) (3) 20 Prior Quarter Slide Reference: BXSL FUNDING SOURCES SUMMARY Page 18 triple check rates Counterparty and Initial Date Entered Interest Rate Maturity Date Principal Committed Total Outstanding (Par) Jackson Hole Funding JPM – 11/16/18 SOFR + 2.525% 45793 $400 $360.0193658 Jackson Hole Funding Facility (3) Breckenridge Funding BNP – 12/21/18 SOFR + 1.70% - 2.30%(1) 46377 825 825 Breckenridge Funding Facility Big Sky Funding BOA – 12/10/19 SOFR + 1.80% 45565 500 499.60599999999999 Big Sky Funding Facility Revolving Credit Facility(Syndicated) Citi – 6/15/20 SOFR + 1.75% (+10bps CSA)(2) 46566 1,625 678.37827034000009 Revolving Credit Facility (4) 2023 Notes 44027 3.6499999999999998E-2 45121 400 400 2023 Notes(5) 2026 Notes 44127 3.6299999999999999E-2 46037 800 800 2026 Notes(5) New 2026 Notes 44271 2.75E-2 46281 700 700 New 2026 Notes(5) 2027 Notes 44400 2.1299999999999999E-2 46433 650 650 2027 Notes(5) 2028 Notes 44469 2.8500000000000001E-2 47026 650 650 2028 Notes(5) Total 4.3338945280350739E-2 $6,550 $5,563.36361399998

Important Disclosure Information

Forward Looking Statements Certain information contained in this communication constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BXSL’s financial estimates and their underlying assumptions, statements about plans, statements regarding pending transactions, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward‐looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BXSL believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL’s prospectus and other filings). Except as otherwise required by federal securities laws, BXSL undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.